Exhibit 4.1

COMMON STOCK	COMMON STOCK
LAWSON PRODUCTS, INC.
Incorporated Under the Laws of the State of Delaware

Certificate Number	Shares
THIS CERTIFIES THAT
is the owner of
PAID AND NON-ASSESSABLE COMMON SHARES OF
Lawson Products, Inc., transferable on the books of the Corporation in person, or by duly authorized attorney, on surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all provisions of the Articles of Incorporation of the Corporation and the By-Laws of the Corporation and of all amendments thereof, to all of which the holder by the acceptance hereby assents. This certificate is not valid unless countersigned by the Transfer Agent.
Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED ‹‹Month, Day, Year››

COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR

Chairman of the Board of Directors

Secretary	By

AUTHORIZED SIGNATURE
SECURITY INSTRUCTIONS ON REVERSE

[Reverse of Certificate]
LAWSON PRODUCTS, INC.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT	__________ Custodian __________
			(Cust)	(Minor)
TEN ENT	- as tenants by the entireties		under Uniform Gifts to Minors Act _______
(State)
JT TEN	- as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT	__________ Custodian __________
			(Cust)	(Minor)
under Uniform Transfers to Minors Act _______
(State)
Additional abbreviations may also be used though not in the above list.
For value received, __________________________ hereby sell, assign and transfer unto ___________________________________________ PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE _________________________________________________

________________________________________________ Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Signature(s) Guaranteed: Medallion Guarantee Stamp
Dated: ____________ 20 ______ Signature: __________________ Signature: __________________		THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.
Notice:	The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.